Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 15, 2018 (the “Agreement”), is executed by each of the Lenders hereto, SUNTRUST BANK, as Agent (the “Agent”), COMMUNITY HEALTHCARE OP, LP, a Delaware limited partnership (the “Borrower”), COMMUNITY HEALTHCARE TRUST INCORPORATED, a Maryland corporation (the “REIT Guarantor”), the Subsidiary Loan Parties and the other parties hereto.

WHEREAS, the Borrower, the REIT Guarantor, the financial institutions signatory thereto and their assignees thereunder (the “Lenders”), the Agent, and the other parties thereto, have entered into that certain Second Amended and Restated Credit Agreement dated as of March 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and REIT Guarantor have requested to waive the Specified Events of Default (as defined in Section 2 below) and to make certain amendments to the Credit Agreement and as set forth herein and the Agent and the Lenders have agreed to such waiver and amendments on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is amended, effective as of November 1, 2017, by restating Section 6.5. thereof in its entirety as follows:

Section 6.5.    Restricted Payments.

(a)    During each Fiscal Quarter ending (1) December 31, 2017, March 31, 2018 and June 30, 2018, the REIT Guarantor and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payments during such period in excess of the greater of (i) $7,500,000 and (ii) the amount required for the REIT Guarantor to maintain its status as a REIT and (2) September 30, 2018 and December 31, 2018, the REIT Guarantor and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payments during such period in excess of the greater of (i) $8,000,000 and (ii) the amount required for the REIT Guarantor to maintain its status as a REIT; and

(b)    On and at all times after January 1, 2019, the REIT Guarantor and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payments during the Applicable Period most recently ended in excess of the greater of (i) 95.0% of Funds From Operations of the REIT Guarantor for such Applicable Period and (ii) the amount required for the REIT Guarantor to maintain its status as a REIT.

Notwithstanding the foregoing, (i) but subject to the following clause (ii), if a Default or Event of Default exists, the REIT Guarantor and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payments in excess of the amount permitted pursuant to the foregoing clauses (a)(1)(ii), (a)(2)(ii) and (b)(ii) and (ii) if an Event of Default specified in Section 8.1(a), (b), (g), (h), or (i) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated, the REIT Guarantor and the Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person other than to the Borrower or any Subsidiary Loan Party.

Section 2. Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive, effective as of the date and time the Specified Events of Default are deemed to have occurred, any and all Events of Default arising under Section 8.1.(d) of the Credit Agreement by virtue of (i) the Borrower and REIT Guarantor making Restricted Payments in excess of the amount permitted by Section 6.5.(c)(2) of the Credit Agreement (as in effect immediately prior to this Agreement) and (ii) any failure by the Borrower and REIT Guarantor to deliver notices to the Agent with respect to the foregoing under Section 5.2.(a)(i) of the Credit Agreement (collectively, the “Specified Events of Default”). The Borrower and REIT Guarantor acknowledge and agree that the waivers contained in this Section 2 shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or any other Loan Document or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document.

Section 3. Conditions Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)    a counterpart of this Agreement duly executed by the Borrower, the REIT Guarantor, the Agent and the Required Lenders;

(b)    a certificate signed by a Responsible Officer and the chief financial officer of the REIT Guarantor and the Borrower, certifying that, after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence on the date hereof and (ii) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (or in the case of representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality qualifier, in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality qualifier, in all respects) on and as of such earlier date);

(c)    evidence that all fees then due and payable by the Borrower in connection with this Agreement, together with all other fees, expenses and reimbursement amounts due and payable to the Agent under Section 9 of this Agreement; and

(d)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)    at the time of and immediately after giving effect to this Agreement, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date of this Agreement, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects (or all respects, as applicable) as of such date);

(b)    the execution, delivery and performance by such Loan Party of this Agreement are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (ii) will not violate any Requirement of Law applicable to the REIT Guarantor, the Borrower or any Subsidiary Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation of the REIT Guarantor, the Borrower or any Subsidiary Loan Party or give rise to a right thereunder to require any payment to be made by the REIT Guarantor, the Borrower or any Subsidiary Loan Party and (iv) will not result in the creation or imposition of any Lien on any asset of the REIT

Guarantor, the Borrower or any Subsidiary Loan Party, except Liens (if any) created under the Loan Documents;

(c)     this Agreement has been duly executed and delivered by such Loan Party, and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d)     on and as of the date hereof and immediately after giving effect to this Agreement, no Default or Event of Default exists.

Section 5. No Further Waivers; Ratification of Liability. Except as expressly waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and agreements under the Credit Agreement and the other Loan Documents to which it is a party, and the liens and security interests granted, created and perfected thereby. This Agreement shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Agreement contains the entire agreement among the Loan Parties and the Lenders contemplated by this Agreement. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Except as expressly set forth in the foregoing waiver, the Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

Section 6. No Novation. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

Section 7. Release. In consideration of the waivers contained herein, each of the Loan Parties hereby waives and releases the Lenders, the Agent, the Swingline Lender and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 8. Further Assurances. The REIT Guarantor and the Borrower agree to take all further actions and execute such other documents and instruments as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 9. Costs and Expenses. The REIT Guarantor and the Borrower agree to pay on demand all reasonable, documented out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder or in connection with the Credit Agreement with respect to the matters covered hereby, including, without limitation, the reasonable, documented fees, charges and disbursements of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

Section 10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 11. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes.

Section 12. Affirmation of Guaranty. By executing this Agreement, the REIT Guarantor and the Subsidiary Loan Parties each hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Guaranty and Security Agreement remain in full force and effect, and that the execution and delivery of this Agreement and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty and Security Agreement or any of the other Loan Documents to which it is a party.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 14. Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 15. Headings. Headings and captions used in this Agreement are included for convenience of reference only and shall not be given any substantive effect.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	COMMUNITY HEALTHCARE OP, LP

By: /s/ W. Page Barnes
Name: W. Page Barnes
Title: Chief Financial Officer

REIT GUARANTOR:                COMMUNITY HEALTHCARE TRUST
                         INCORPORATED

By: /s/ W. Page Barnes
Name: W. Page Barnes
Title: Chief Financial Officer

SUBSIDIARY LOAN PARTIES:        CHCT ALABAMA, LLC
CHCT ARIZONA, LLC
CHCT COLORADO, LLC
CHCT FLORIDA, LLC
CHCT GEORGIA, LLC
CHCT IDAHO, LLC
CHCT ILLINOIS, LLC
CHCT INDIANA, LLC
CHCT KANSAS, LLC
CHCT KENTUCKY, LLC
CHCT LENDING, LLC
CHCT LOUISIANA, LLC
CHCT MARYLAND, LLC
CHCT MICHIGAN, LLC
CHCT MISSISSIPPI, LLC
CHCT NEW YORK, LLC
CHCT OHIO, LLC
CHCT OKLAHOMA, LLC
CHCT PENNSYLVANIA, LLC
CHCT SOUTH CAROLINA, LLC
CHCT TENNESSEE, LLC
CHCT TEXAS, LLC
CHCT VIRGINIA, LLC
CHCT WISCONSIN, LLC
COMMUNITY HEALTHCARE TRUST, LLC
COMMUNITY HEALTHCARE TRUST SERVICES, INC.
CHCT CALIFORNIA, LLC
CHCT WEST VIRGINIA, LLC

By: /s/ W. Page Barnes
Name: W. Page Barnes
Title: Chief Financial Officer

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AGENT

AND LENDERS:	SUNTRUST BANK, as Agent, as the Issuing Bank, as the Swingline Lender and as a Lender

By: /s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Vera B. McEvoy
Name: Vera B. McEvoy
Title: Director II

CADENCE BANK, N.A., as a Lender

By: /s/ William H. Crawford
Name: William H. Crawford
Title: Executive Vice President

FIRST TENNESSEE BANK, NA, as a Lender

By: /s/ Cathy Wind
Name: Cathy Wind
Title: SVP

FRANKLIN SYNERGY BANK, as a Lender

By: /s/ Timothy B. Fouts (per Amanda Kolesaui)
Name: Timothy B. Fouts
Title: EVP

BANCORPSOUTH, as a Lender

By: /s/ Randall P. Robinson
Name: Randall P. Robinson
Title: Sr. Vice President

CAPSTAR BANK, as a Lender

By: /s/ David A. Bertauf
Name: David A. Bertauf
Title: SVP, Healthcare Group

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PINNACLE BANK, as a Lender

By: /s/ Allison Jones
Name: Allison Jones
Title: Senior Vice President

SYNOVUS BANK, as a Lender

By: /s/ David. W. Bowman
Name: David W. Bowman
Title: Director

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Brian Waldron
Name: Brian Waldron
Title:Vice President

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